                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 15, 1997


                              NATIONSBANK, N.A.
                              -----------------
             (Exact name of registrant as specified in its charter)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)



    United States
    of America             33-97436                 57-0236115
    -------------          --------                 ----------
    (State or other        (Commission File         (IRS employer
    Jurisdiction of        Number)                  Identification No.)
    Incorporation

                             NationsBank, N.A.
                       NationsBank Corporate Center
                           100 North Tryon Street
                     Charlotte, North Carolina  28255
                              (704) 386-5000


                  (Address of principal executive offices)
                  ----------------------------------------

   Registrant's telephone number including area code:  (704) 386-5000

Item 5.      Other Events
             ------------

         The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------

(c)  Exhibits

99           Monthly Servicer's Certificate for NationsBank, N.A.
             Class A & B, NationsBank Auto Trust 1995-A

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NATIONSBANK, N.A.
                            -----------------
                              (Registrant)
     (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)


Dated:                             By:  \s\  Leslie J. Fitzpatrick
                                        --------------------------
                                   Name:     Leslie J. Fitzpatrick
                                   Title:    Senior Vice President
                                   (Duly Authorized Officer)

                          INDEX TO EXHIBITS
                          -----------------


Exhibit
Number                        Exhibit
-------                       -------

99        Monthly Servicer's Certificate for NationsBank, N.A.
          Class A & B, NationsBank Auto Trust 1995-A